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                                                                    EXHIBIT 10.4


                        EXECUTIVE EMPLOYMENT AGREEMENT


          THIS EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is made as of
                                                     ---------
November 6, 1998, between Avalon Cable LLC, a Delaware limited liability company (the "Company"), Avalon Cable of New England, LLC, a Delaware limited liability
      -------
company ("Avalon Cable New England"), and David Unger ("Executive").
          ------------------------                      ---------

          The Executive and Avalon Cable New England entered into an Executive Employment Agreement (the "Old Agreement") as of May 29, 1998, in connection
                           -------------
with the consummation of the transactions contemplated by the Investor Securities Purchase Agreement dated as of May 29, 1998 (the "Investor Securities
                                                             -------------------
Purchase Agreement") by and among Avalon Cable Holdings, LLC ("Avalon Holdings")
------------------                                             ---------------
and its members.

          This Agreement is being entered into in connection with the consummation of the transactions contemplated by the Securities Purchase Agreement dated as of the date hereof (as in effect from time to time, the "Securities Purchase Agreement") among Avalon Holdings, Avalon Cable of
------------------------------
Michigan, Inc., Avalon Cable of New England, Inc., the Company and the other parties thereto. Each capitalized term which is used and not otherwise defined in this Agreement has the meaning which the Investor Securities Purchase Agreement assigns to that term.

          In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Termination of Old Agreement.  Avalon Cable of New England and
               ----------------------------
the Executive hereby terminate the Old Agreement.

          2.   Employment.  The Company will employ Executive, and Executive
               ----------
accepts employment with the Company, upon the terms and conditions set forth in this Agreement, for the period beginning on the date of this Agreement and ending as provided in Section 6 (the "Employment Period").
                                      -----------------

          3.   Position and Duties.  During the Employment Period, Executive
               -------------------
will exclusively serve as the Chairman of Avalon Holdings and its Subsidiaries and render such managerial, analytical, administrative, marketing and other executive services to the Avalon Holdings and its Subsidiaries, if any, as are from time to time necessary in connection with the management and affairs of Avalon Holdings and its Subsidiaries (together with all reasonably related activities, the "Business"), subject to the authority of the Managers of the
                 --------
Company (the "Board") and to the proviso set forth in the following sentence.
              -----
Executive will devote his best efforts and approximately sixty-seven percent (67%) of substantially all of his business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of Avalon Holdings and its Subsidiaries, if any; provided that Executive may
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continue to serve as chairman of Suncom Communications, LLC and as an Executive
Vice President of Audio Communications Network, LLC or its successor; and provided further that, without limiting Section 9, during the Employment Period,
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Executive will not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any other manner engage in the cable television business other than (i) on behalf of the Company or any affiliate thereof or (ii) as a passive owner of less than 5% of the outstanding stock of a corporation of any class which is publicly traded, so long as Executive has no direct or indirect participation in the business of such corporation. Executive will report to the Board. Executive will perform his duties and responsibilities to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner.

     4.   Base Salary, Bonus and Benefits.
          -------------------------------

          (a) Base Salary.  During the Employment Period, Executive will be paid
              -----------
$125,000 per annum as base compensation for services (as in effect from time to time, the "Base Salary"); provided, that, effective on each anniversary of the
           -----------    --------
date hereof, the Base Salary will increase by 5% of the amount thereof prior to such increase. The Board may review, and in its sole discretion otherwise may increase, the Base Salary as and when the Board deems appropriate if and when the size and scope of the Company and its Subsidiaries increases beyond its currently expected increased size and scope. The Base Salary will be payable in regular installments in accordance with the general payroll practices of the Company and its Subsidiaries. In addition, during the Employment Period, Executive will be entitled to participate in all of the employee benefit programs for which senior executive employees of the Company and its Subsidiaries are generally eligible.

          (b) Reimbursement of Expenses.  The Company will reimburse Executive
              -------------------------
for all reasonable expenses incurred by him in the course of performing his duties under this Agreement and which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's requirements with respect to reporting and documentation of such expenses.

          (c) Bonus.  In addition to the Base Salary, the Board may in its sole
              -----
discretion award a bonus (the "Bonus") to Executive following the end of each
                               -----
fiscal year during the Employment Period as the Board deems appropriate, in an amount up to 20% of the weighted-average Base Salary in effect during such fiscal year. The Bonus, if awarded, for a fiscal year will be paid only after delivery of the audited financial statements for such fiscal year pursuant to the Investor Securities Purchase Agreement.

          5.  Vacation Days.  Executive shall earn and be entitled to one and
              -------------
two-thirds (1-2/3) days of paid vacation ("Vacation Time") for each full month
                                           -------------
of the Employment Period, in addition to legal holidays; provided, however, that
                                                         --------  -------
no such Vacation Time shall accrue or be earned to the extent that such accrual or earning would cause Executive's accrued or earned, but unused, Vacation Time to exceed four (4) weeks at any time. Vacation Time which accrues in accordance with this Section 5 shall be available to the Executive on each successive one month anniversary of the date hereof. In addition, the Company agrees that Executive has earned eight and one-third (8 1/3) days of unused Vacation Time prior to the execution of this Agreement. Executive shall make

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best efforts to schedule vacations so as not to conflict with the conduct of the
Company's business, and Executive shall give to the Board adequate advance notice of his planned absences.

          6.   Termination.
               -----------

          (a) The Employment Period will continue until the earlier of: (i) the fifth anniversary of the date hereof; or (ii Executive's resignation, death or Disability or other incapacity (as determined by the Company in good faith) or until the Employment Period is terminated by the Company for any reason or for no reason (provided that the Company shall not terminate the Employment Period in bad faith). For the purposes of this Agreement, "Cause" shall mean (i) the
                                                    -----
commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its affiliates, (ii) conduct tending to bring the Company or any of its affiliates into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties as reasonably directed by the Board, (iv) gross negligence or willful misconduct with respect to the Company or any of its affiliates, (v) substantial underperformance in carrying out Executive's duties under this Agreement, or
(vi) any material breach of or misrepresentation by Executive or the Company under this Agreement or any Related Agreement (as defined below). For the purposes of this Agreement, "Related Agreements" means the Members Agreement,
                             ------------------
the Registration Agreement, the Investor Securities Purchase Agreement, the LLC Agreement and the Management Securities Purchase Agreement to which Executive is a party, each dated as of the date hereof among the Company (except for the LLC Agreement) and its members, and each as in effect from time to time. For purposes of this Agreement, "Disability" means the inability of Executive to
                             ----------
perform his duties hereunder for 120 days during any 12-month period.

          (b) In the event of Executive's resignation, death, disability or other incapacity or the termination of the Employment Period by the Company for Cause or effective upon a Sale of the Company (as that term is defined in the Members Agreement), Executive will not be entitled to receive his Base Salary or any fringe benefits or Bonus for periods after the termination of the Employment Period. In the event of termination of the Employment Period by the Company for any other reason or for no reason, Executive will be entitled to receive his Base Salary (at the rate then in effect) and fringe benefits described in paragraph 4(a) for a period of six months thereafter (so long as Executive is not in breach of Section 8, or 9 hereof).

          7.   Resignation as Officer or Director.  Upon the termination of the
               ----------------------------------
Employment Period, Executive will resign each position (if any) that he then holds as an officer, director or manager of the Company or any of its Subsidiaries (including, without limitation, his membership on the Board).

          8.   Confidential Information.  The Executive acknowledges that the
               ------------------------
information, observations and data that have been or may be obtained by him during his employment or other relationship or interaction with the Company or any affiliate or predecessor thereof or of any such Subsidiary (each of the Company, any of its affiliates or any such predecessor being an "Avalon-Related
                                                                 --------------
Company" and collectively they are the "Avalon-Related Companies") prior to and
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after the date of this Agreement concerning the business or affairs of the
Avalon-Related Companies (collectively, "Confidential Information") are and will
                                         ------------------------
be the property of the Avalon-Related

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Companies. Therefore, Executive agrees that he will not disclose to any unauthorized Person or use for his own account any Confidential Information without the prior written consent of the Company (by the action of the Board), unless and to the extent that (i) the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions to act or (ii) disclosure of the aforementioned matters is required under federal or state law or a duly issued subpoena. In the event any disclosure pursuant to clause (ii) above is made, Executive will give the Company reasonable prior notice thereof and will permit the Avalon-Related Companies to resist or limit the scope of the disclosure to be made. Executive will deliver to the Company at the termination of the Employment Period, or at any other time any Avalon-Related Company may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) containing or relating to Confidential Information or the business of any Avalon-Related Company which he may then possess or have under his control.

          9.   Non-Compete, Non-Solicitation.
               -----------------------------

          (a)  Non-Compete.  Executive acknowledges that during his employment
               -----------
or other relationship or interaction with the Avalon-Related Companies he has and will become familiar with trade secrets and other confidential information concerning such Persons, and with investment opportunities relating to the Business, and that his services have been and will be of special, unique and extraordinary value to the foregoing entities. Therefore, Executive agrees that, during the Employment Period and for six (6) months thereafter (the Employment Period and such six month period being the "Noncompete Period"), he will not
                                            -----------------
directly or indirectly own, manage, control, participate in, consult with, render services for, or in any other manner engage in any business, or as an investor in or lender to any business (in each case including, without limitation, on his own behalf or on behalf of another entity) which is in the cable television business in any market in which the Avalon-Related Companies are operating or are considering operating (including pursuant to any potential acquisitions), at any given point in time during the Employment Period or as of the end of the Employment Period if the Employment Period has ended; provided
                                                                     --------
that for purposes of this Section 9(a), but not for purposes of Section 9(b), the Noncompete Period will terminate at the end of the Employment Period if the Employment Period is terminated by the Company other than for Cause or Executive's disability. Nothing in this Section 9 will prohibit Executive from being a passive owner of less than 5% of the outstanding stock of a corporation engaged in a competing business described above of any class which is publicly traded, so long as Executive has no direct or indirect participation in the business of such corporation. By initialing in the space provided below, Executive acknowledges that he has read carefully and had the opportunity to consult with legal counsel regarding the provisions of this Section 9(a).________ [INITIAL]

          (b)  Non-Solicitation.  During the Noncompete Period, Executive will
               ----------------
not directly or indirectly (i) induce or attempt to induce any employee or full-time independent contractor of the Company or any Subsidiary to leave the employ or contracting relationship with such entity, or in any way interfere with the relationship between any such entity and any employee or full-time independent contractor thereof, (ii) solicit for employment or as an independent contractor any person who was an employee or full-time independent contractor of the Company or any Subsidiary at any time during the Employment Period, or (iii) induce or attempt to induce any customer, supplier or other business relation of the Company or any Subsidiary to cease doing business with

                                      -4-
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such entity or in any way interfere with the relationship between any such customer, supplier or other business relation and such entity. By initialing in the space provided below, Executive acknowledges that he has read carefully and had the opportunity to consult with legal counsel regarding the provisions of this Section 9(b)._________[INITIAL]

          10.  Enforcement.  The Company and Executive agree that if, at the
               -----------
time of enforcement of Section 8 or 9, a court holds that any restriction stated in any such Section is unreasonable under circumstances then existing, then the maximum period, scope or geographical area reasonable under such circumstances will be substituted for the stated period, scope or area. Because Executive's services are unique and because Executive has access to information of the type described in Sections 8 and 9, the Company and Executive agree that money damages would be an inadequate remedy for any breach of Section 8 or 9. Therefore, in the event of a breach or threatened breach of Section 8 or 9, the Company or its successors or assigns (or any other affected Person) may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions of Section 8 or 9, without posting a bond or other security. The provisions of Sections 8, 9 and 10 are intended to be for the benefit of the Company, its Subsidiaries, and their respective successors and assigns, each of which may enforce such provisions and each of which (other than the Company) is an express third-party beneficiary of such provisions and this Agreement generally. Sections 8, 9 and 10 will survive and continue in full force in accordance with their terms notwithstanding any termination of the Employment Period. By initialing in the space provided below, Executive acknowledges that he has read carefully and had the opportunity to consult with legal counsel regarding the provisions of this Section 10.________[INITIAL]

          11.  Representations.  Executive represents and warrants to the
               ---------------
Company and its Subsidiaries that Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other Person, other than with ACN Operating, LLC and/or any of its Subsidiaries or Affiliates.

          12.  Key-Man Life Insurance.  If the Board determines that the Company
               ----------------------
and/or one or more of its Subsidiaries should purchase a "key-man" insurance policy on the life of Executive, then Executive agrees to submit to any requested physical examination in connection with the Company's or any Subsidiary's purchase of such a key-man insurance policy, and the Executive agrees to cooperate fully in connection with the underwriting, purchase and/or retention of any such key-man insurance policy by the Company or any of its Subsidiaries.

          13.  Miscellaneous.
               -------------

          (a)  Notices. All notices, demands or other communications to be given
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or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the address indicated below:

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          Notices to Executive:
          --------------------

          David Unger
          The Excelsior
          303 East 57th Street, Apt. 30G
          New York, NY 10022

          with a copy (which shall not constitute notice to Executive) to:
          ---------------------------------------------------------------

          Baer Marks & Upham LLP
          805 Third Avenue
          New York, NY  10022
          Attention:  Anne E. Pitter

          Notices to the Company:
          ----------------------

          Avalon Cable LLC
          201 East 69th Street, Penthouse G
          New York, NY 10021
          Attention: Joel Cohen, President

          with copies (which shall not constitute notice to the Company) to:
          -----------------------------------------------------------------

          ABRY Partners, Inc.
          18 Newbury Street
          Boston, Massachusetts  02116
          Attention: Jay Grossman

          Kirkland & Ellis
          Citicorp Center
          153 East 53rd Street
          New York, New York 10022
          Attention: John L. Kuehn, Esq.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (b)  Amendment and Waiver.  No modification, amendment or waiver of
               --------------------
any provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by the Company, Executive and ABRY, if ABRY then holds (either directly or indirectly) any Equity Securities of the Company. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

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          (c)  Severability. Without limiting Section 9, whenever possible, each
               ------------
provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement will be reformed, construed and enforced in that jurisdiction as if such invalid, illegal or unenforceable provision had never been contained in this Agreement.

          (d)  Entire Agreement.  Except as otherwise expressly set forth
               ----------------
herein, this agreement and the other agreements referred to herein embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (e)  Successors and Assigns.  This Agreement will bind and inure to
               ----------------------
the benefit of and be enforceable by the Company and Executive and their respective assigns; provided that Executive may not assign his rights under this
                    --------
Agreement without the prior written consent of each of the Company and ABRY, if ABRY then holds (either directly or indirectly) any Equity Securities of the Company.

          (f)  Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (g)  Descriptive Headings; Interpretation.  The descriptive headings
               ------------------------------------
of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement.

          (h)  GOVERNING LAW.  ALL  ISSUES AND QUESTIONS CONCERNING THE
               -------------
CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER THAT JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

          (i) WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT HEREBY WAIVES,
              --------------------
TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION

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WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR THE
VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

          (j)  No Strict Construction.  The parties hereto have participated
               ----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                             *    *    *    *    *

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          IN WITNESS WHEREOF, the parties hereto have executed this Executive
Employment Agreement as of the date first written above.

                                        AVALON CABLE OF NEW ENGLAND LLC


                                        By:________________________________
                                             Name:
                                             Title:


                                        AVALON CABLE  LLC


                                        By:________________________________
                                             Name:
                                             Title:


                                        ___________________________________
                                        David Unger


          The undersigned, each being an affiliate of the "Company" referred to in this Agreement, hereby unconditionally guarantees the payment and performance of the Company's obligations under this Agreement.

                                        AVALON CABLE OF MICHIGAN, INC.


                                        By:________________________________
                                             Name:
                                             Title:


                                        AVALON CABLE HOLDINGS, LLC


                                        By:________________________________
                                             Name:
                                             Title: